Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXECUTION VERSION
TIAA BANK
301 W. Bay Street
Jacksonville, FL 32202

loanDepot.com, LLC
26642 Towne Centre Drive
Foothill Ranch, California 92610
Attention: Patrick Flanagan

Re: Third Amendment to Amended and Restated Master Repurchase Agreement and Amended and Restated Pricing Letter (“Third Amendment”)

This Third Amendment is made August 12, 2022, (the “Amendment Effective Date”), to that certain Amended and Restated Master Repurchase Agreement, dated November 15, 2021, as amended (the “Repurchase Agreement”) and the Amended and Restated Pricing Letter, dated November 15, 2021, as amended (the “Pricing Letter”), in each case by and among LoanDepot.com LLC, as the seller (the “Seller”), TIAA, FSB, formerly known as EverBank (“TIAA Bank”), as administrative agent (in such capacity, the “Administrative Agent”) for the Buyers and as a buyer, and Signature Bank (“Signature Bank”), as a buyer (together with TIAA Bank, the “Buyers”). The Repurchase Agreement and the Pricing Letter are sometimes hereinafter collectively referred to as the “Agreement”.

WHEREAS, Seller requested that Buyers amend the Agreement as provided herein; and

WHEREAS, Seller and Buyers have agreed to so amend the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows:

SECTION 1.Definitions. The following terms shall have the meanings set forth below.

“203K Loans” shall mean first lien Mortgage Loans that meet all the requirements for mortgage insurance issued by the Federal Housing Authority under the Section 203(k) Rehabilitation Insured Mortgage Program.
“Adjusted Indebtedness” shall mean, at any date, [xxxx].
“Adjusted Net Income” shall mean [xxxx].

“Adjusted Tangible Net Worth” shall mean, with respect to any Person at any date, [xxxx].

“Aged Jumbo Mortgage Loan” shall mean a Jumbo Mortgage Loan (Standard Limit) subject to a Transaction hereunder for more than [xxxx] days but not more than 90 days.

“Aged Mortgage Loan” shall mean a Mortgage Loan, other than a Jumbo Mortgage Loan, a Low FICO Government Loan, a 203K Loan or a Manufactured Housing Mortgage Loan, subject to a Transaction hereunder for more than [xxxx] days but not more than [xxxx] days.
“Aged State Agency Program Loan” shall mean a State Agency Program Loan subject to a Transaction hereunder for more than [xxxx] days but not more than [xxxx] days.
“Aging Limit” shall mean (a) [xxxx] days following the Purchase Date for Mortgage Loans other than Aged Mortgage Loans and Jumbo Mortgage Loans (Standard Limit), and (b) [xxxx] days following the Purchase Date for Aged Mortgage Loans and Jumbo Mortgage Loans (Standard Limit).
“Annual Financial Statement Date” shall mean December 31, 2020.
“Approved Mortgage Product” shall mean the following mortgage products approved by the Buyers for Transactions under the Agreement: Conforming Mortgage Loans, Eligible Government Mortgage Loans, Jumbo Mortgage Loans, Low FICO Government Loans, State Agency Program Loans, Manufactured Housing Mortgage Loans, 203K Loans, Wet Mortgage Loans and Aged Mortgage Loans. In no event shall an Ineligible Product be an Approved Mortgage Product.
“Buyer’s Facility Sum” shall mean $[xxxx] with respect to TIAA Bank and $[xxxx] with respect to Signature Bank.
“Cash Equivalents” shall mean [xxxx].

“Change in Control” shall mean:

(a)any event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, other than the Permitted Holders becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended) of the equity securities of loanDepot, Inc., a Delaware corporation, entitled to vote for members of the board of directors or equivalent governing body of Seller on a fully-diluted basis; or
(b)[reserved]; or
(c)the sale, transfer, or other disposition of all or substantially all of Seller’s assets (excluding any such action taken in connection with any securitization transaction); or
(d)the consummation of a merger or consolidation of Seller with or into another entity or any other corporate reorganization (in one transaction or in a series of transactions) if more than 50% of the combined voting power of the continuing or surviving entity’s Capital Stock outstanding immediately after such merger, nonhesmow1868

consolidation or such other reorganization is owned by persons who were not owners of Seller immediately prior to such merger, consolidation or other reorganization.; or
(a) a majority of the seats on the Board of Directors are no longer occupied by the members holding said seats as of the date of this Agreement.
“Concentration Category” shall mean, with respect to Mortgage Loans, each category set forth under the heading “Concentration Category” in the table included in the definition of “Concentration Limit.”
“Concentration Limit” shall mean, as of any date of determination, with respect to the Eligible Mortgage Loans included in any Concentration Category, the applicable amount that the aggregate Purchase Price for such Eligible Mortgage Loans may not at any time exceed, as set forth in the below table.

Concentration Category	Concentration Limit (percentages based on Maximum Purchase Amount)
Wet Mortgage Loans	[xxxx]
Jumbo Mortgage Loans	[xxxx]
Jumbo Mortgage Loans (Specialty)	[xxxx]
Delegated Jumbo Mortgage Loans	[xxxx]
Low FICO Government Loans	[xxxx]
203K Loan	[xxxx]
State Agency Program Loans	[xxxx]
Manufactured Housing Mortgage Loans	[xxxx]
Aged Mortgage Loans	[xxxx]

“Conforming Mortgage Loan” shall mean a Mortgage Loan (other than a 203K Loan, a State Agency Program Loan, or a Manufactured Housing Mortgage Loan) that conforms to the requirements of an Agency for securitization or cash purchase, and which has a FICO score of at least [xxxx].
“Delegated Jumbo Mortgage Loans” shall mean Jumbo Mortgage Loans (Standard Limit) that are not subject to a takeout commitment from an investor.
“Due Diligence Cap” shall mean $[xxxx].

nonhesmow1868

“Eligible Government Mortgage Loan” shall mean a Government Mortgage Loan (other than a Manufactured Housing Mortgage Loan) which has a FICO score of at least 620.
“ERISA Liability Threshold” shall mean $[xxxx].
“Fidelity Insurance Requirement” shall mean (a) $[xxxx] for fidelity coverage, with a maximum deductible of $[xxxx], and (b) $[xxxx] for errors and omissions coverage, with a maximum deductible of $[xxxx].
“Financial Reporting Party” shall mean Seller.
“FMV Adjustments” shall mean [xxxx].

“Ineligible Product” shall mean any mortgage product that is not an Approved Mortgage Product.

“Jumbo Mortgage Loan” is a collective reference to Jumbo Mortgage Loans (Specialty), Jumbo Mortgage Loans (Standard Limit) and Delegated Jumbo Mortgage Loans.
“Jumbo Mortgage Loans (High DTI)” shall mean a Mortgage Loan (i) with a principal balance of not more than [xxxx] Dollars ($[xxxx]) (ii) that except with respect to (x) the original principal balance thereof and (y) the Debt-to-Income Ratio, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that has a FICO score of at least [xxxx], (iv) with a Loan-to-Value Ratio no greater than [xxxx]%, (v) has a Debt-to-Income Ratio greater than [xxxx]% and not to exceed [xxxx]%, (vi) is fully amortizing, and (vii) that is subject to a Takeout Commitment from a Takeout Investor.
“Jumbo Mortgage Loans (High LTV)” shall mean a Mortgage Loan (i) with a principal balance of not more than [xxxx] Dollars ($[xxxx]) (ii) that except with respect to (x) the original principal balance thereof and (y) the Debt-to-Income Ratio, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that has a FICO score of at least [xxxx], (iv) with a Loan-to-Value Ratio no greater than [xxxx]%, (v) has a Debt-to-Income Ratio not to exceed [xxxx]%, (vi) is fully amortizing, and (vii) that is subject to a Takeout Commitment from a Takeout Investor.
“Jumbo Mortgage Loans (IO)” shall mean a Mortgage Loan (i) with a principal balance of not more than [xxxx] Dollars ($[xxxx]) (ii) does not amortize, (iii) that except with respect to (x) the original principal balance thereof and (y) the failure to amortize, conforms to the requirements for securitization or cash purchase by an Agency, (iv) that satisfies Administrative Agent’s underwriting guidelines for jumbo mortgage loans, (v) that has a FICO score of at least [xxxx], (vi) with a Loan-to-Value Ratio of not greater than [xxxx]%, and (vii) that is subject to a Takeout Commitment from a Takeout Investor.
“Jumbo Mortgage Loans (40 Year IO)” shall mean a Mortgage Loan (i) with a principal balance of not more than [xxxx] Dollars ($[xxxx]) (ii) does not amortize, (iii)

nonhesmow1868

that except with respect to (x) the original principal balance thereof and (y) the failure to amortize, conforms to the requirements for securitization or cash purchase by an Agency, (iv) that satisfies Administrative Agent’s underwriting guidelines for jumbo mortgage loans, (v) that has a FICO score of at least [xxxx], (vi) with a Loan-to-Value Ratio of not greater than [xxxx]%, (vii) has a term not to exceed 40 years, and (viii) that is subject to a Takeout Commitment from a Takeout Investor.
“Jumbo Mortgage Loans (Modified DTI)” shall mean a Mortgage Loan, (i) with a principal balance of not more than [xxxx] Dollars ($[xxxx]) (ii) that except with respect to the original principal balance thereof and the calculation of DTI, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that satisfies Administrative Agent’s underwriting guidelines for jumbo mortgage loans, (iv) that has a FICO score of at least [xxxx], (v) with a Loan-to-Value Ratio of not greater than [xxxx]%, (vi) a Modified DTI not to exceed [xxxx]%, and (vii) that is subject to a Takeout Commitment from a Takeout Investor.
“Jumbo Mortgage Loans (Modified High DTI)” shall mean a Mortgage Loan, (i) with a principal balance of not more than [xxxx] Dollars ($[xxxx]) (ii) that except with respect to the original principal balance thereof and the calculation of DTI, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that satisfies Administrative Agent’s underwriting guidelines for jumbo mortgage loans, (iv) that has a FICO score of at least [xxxx], (v) with a Loan-to-Value Ratio of not greater than [xxxx]%, (vi) a Modified DTI not to exceed [xxxx]%, and (vii) that is subject to a Takeout Commitment from an approved Takeout Investor.
“Jumbo Mortgage Loans (Specialty)” is a collective reference to Jumbo Mortgage Loans (High DTI), Jumbo Mortgage Loans (IO), Jumbo Mortgage Loans (40 Year IO), Jumbo Mortgage Loans (High LTV), Jumbo Mortgage Loans (Modified DTI) and Jumbo Mortgage Loans (Modified High DTI).
“Jumbo Mortgage Loan (Standard Limit)” shall mean a Mortgage Loan, (i) with a principal balance of not more than [xxxx] Dollars ($[xxxx]) (ii) that except with respect to the original principal balance thereof, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that satisfies Administrative Agent’s underwriting guidelines for jumbo mortgage loans, (iv) that has a FICO score of at least [xxxx], (v) with a (x) Loan-to-Value Ratio of not greater than [xxxx]% for single unit properties, and (y) [xxxx]% for 2-4 unit properties, and (vi) that is subject to a Takeout Commitment. For the avoidance of doubt, cash out refinances and investment properties do not qualify as a Jumbo Mortgage Loan (Standard Limit).
“LIBOR Floor” shall mean [xxxx]%.
“Litigation Threshold” shall mean $[xxxx].
“Low FICO Government Mortgage Loan” shall mean an Eligible Government Mortgage Loan which has a FICO score equal to or greater than [xxxx] but less than [xxxx].
“Manufactured Housing Mortgage Loans” shall mean any first-lien Mortgage Loan (a) with a FICO score not below [xxxx] and (b) with respect to which the nonhesmow1868

Mortgaged Property is a manufactured dwelling and (i) such Mortgage Loan conforms with the applicable Agency requirements regarding mortgage loans related to manufactured dwellings, (ii) the related manufactured dwelling is permanently affixed to the land, (iii) the related manufactured dwelling and land are subject to a Mortgage properly filed in the appropriate public recording office and naming Seller as mortgagee, (iv) the applicable laws of the jurisdiction in which the related Mortgaged Property is located will deem the manufactured dwelling located on such Mortgaged Property to be a part of the real property on which such dwelling is located, and (v) such Manufactured Housing Mortgage Loan is (A) a qualified mortgage under Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended and (B) secured by manufactured housing treated as a single family residence under Section 25(e)(10) of the Code.
“Maximum Purchase Amount” shall mean $450,000,000.
“Minimum Reserve Amount” shall mean $[xxxx].
“Modified DTI” shall mean the Debt-to-Income Ratio of the Mortgagor that includes income of the Mortgagor that is either (i) passive, or (ii) imputed to the Mortgagor based on the value of Mortgagor’s assets.
“Monthly Financial Statement Date” shall mean June 30, 2021.
“Net Worth” shall mean, with respect to any Person, [xxxx].

“Post-Default Rate” shall mean a rate per annum equal to the sum of (a) the LIBOR Rate, plus (b) [xxxx] percent ([xxxx]%).

nonhesmow1868

“Pricing Spread” shall mean:

Type of Mortgage Loan	Percentage
Conforming Mortgage Loans and Eligible Government Mortgage Loans (excluding Low FICO Government Loans, and 203K Loans)	[xxxx]
Jumbo Mortgage Loans	[xxxx]
Jumbo Mortgage Loans (Specialty)	[xxxx]
Delegated Jumbo Mortgage Loans	[xxxx]
Low FICO Government Loans	[xxxx]
203K Loans	[xxxx]
State Agency Program Loans	[xxxx]
Manufactured Housing Mortgage Loans	[xxxx]
Aged Mortgage Loans	[xxxx]
Mortgage Loans exceeding the applicable Transaction Term Limitation	[xxxx]
When a Purchased Mortgage Loan may qualify for two or more Pricing Spreads hereunder, unless otherwise expressly agreed to by the Administrative Agent in writing, such Purchased Mortgage Loan shall be assigned the higher Pricing Spread, as applicable.
“Purchase Price” shall mean the price at which each Purchased Mortgage Loan is transferred by Seller to the Administrative Agent, which shall equal:

(e)on the Purchase Date, the applicable Purchase Price Percentage multiplied by the least of: (i) the Market Value of such Purchased Mortgage Loan, or (ii) the outstanding principal amount thereof as set forth on the related Mortgage Loan Schedule, or (iii) the price set forth in the related Takeout Commitment; and
(f)on any day after the Purchase Date, except where the Administrative Agent and Seller agree otherwise, the amount determined under the immediately preceding clause (a) decreased by the amount of any cash transferred by Seller to the Administrative Agent pursuant to Section 4 or 5 of the Agreement or applied to reduce Seller’s obligations under Section 9 of the Agreement.

nonhesmow1868

“Purchase Price Percentage” shall mean:

Type of Mortgage Loan	Percentage
Conforming Mortgage Loans and Eligible Government Mortgage Loans (excluding Low FICO Government Loans and 203K Loans)	[xxxx]
Jumbo Mortgage Loans	[xxxx]
Jumbo Mortgage Loans (Specialty)	[xxxx]
Delegated Jumbo Mortgage Loans	[xxxx]
Low FICO Government Loans	[xxxx]
203K Loans	[xxxx]
State Agency Program Loans	[xxxx]
Manufactured Housing Mortgage Loans	[xxxx]
Aged Mortgage Loans	[xxxx]
Aged Jumbo Mortgage Loans	[xxxx]
Aged State Agency Program Loan	[xxxx]
When a Purchased Mortgage Loan may qualify for two or more Purchase Price Percentages hereunder, unless otherwise expressly agreed to by the Administrative Agent in writing, such Purchased Mortgage Loan shall be assigned the lower Purchase Price Percentage, as applicable.
“Relative” shall mean a spouse, domestic partner, cohabitant, child, stepchild, grandchild, parent, stepparent, mother-in-law, father-in-law, son-in-law, daughter-in-law, grandparent, great grandparent, brother, sister, half-brother, half-sister, stepsibling, brother-in-law, sister-in-law, aunt, great aunt, uncle, great uncle, niece, nephew, or first cousin (that is, a child of an aunt or uncle).
“State Agency Program Loan” shall mean a mortgage loan originated by Seller in accordance with the applicable guidelines of, and in anticipation of sale to, state housing authorities, as approved by Administrative Agent in writing in its sole discretion.
“Surplus Amount” shall mean $[xxxx].

“Tax Distributions” shall mean distributions by the Seller for the purpose of enabling LD Holdings Group LLC, a Delaware Limited Liability Company, to make Tax Distributions, as defined and set forth in the limited liability company agreement of LD Holdings Group LLC.

nonhesmow1868

“Termination Date” shall mean shall mean the earliest of (i) November 14, 2022, (ii) such date as the Administrative Agent, at the direction of the Required Buyers, may determine in its sole discretion by written notice to Seller (provided that in the event of such notice of termination, the Repurchase Date with respect to outstanding Transactions shall not be accelerated in the absence of (a) an Event of Default or (b) the occurrence of a termination in accordance with clauses (i) or (iii) of this definition) or (iii) such date as determined by the Buyers pursuant to their rights and remedies under the Agreement.
“Test Date” shall mean the [xxxx].
“Transaction Term Limitation” shall mean for each Transaction, the number of days such Transaction remains outstanding, which shall not exceed (a) with respect to any Mortgage Loan other than an Aged Mortgage Loan, [xxxx] days and (b) with respect to an Aged Mortgage Loan, [xxxx] days.
“Warehouse Fees” shall mean those fees listed on Schedule 1 hereto.
“Wet Delivery Deadline” shall mean, with respect to each Wet Loan, the date that is [xxxx] ([xxxx]) Business Days following the related Purchase Date for such Wet Loan.

SECTION 2.No Commitment. The Agreement does not constitute a commitment by the Buyers to enter into Transactions under the Agreement. The parties acknowledge that Buyers will enter into Transactions with Seller, on an uncommitted basis in their sole discretion and subject to satisfaction of all terms and conditions of the Agreement.
SECTION 3.Certain Financial Condition Covenants. Without limiting any provision set forth in the Agreement, Seller shall comply with the following covenants (each a “Financial Condition Covenant” and collectively, the “Financial Condition Covenants”), each to be tested on each Test Date occurring prior to the Termination Date:
a)Maintenance of Adjusted Tangible Net Worth. [xxxx].
b)Maintenance of Ratio of Adjusted Indebtedness to Adjusted Tangible Net Worth. [xxxx].
c)Maintenance of Liquidity. [xxxx].
d)Maintenance of Profitability. [xxxx].
(b) Section 2 of the Repurchase Agreement is hereby amended to add the following defintions in alphabetical order:
““Minimum Reserve Amount” shall have the meaning specified in the Pricing Letter.”
““Reserve Account” shall mean the account established pursuant to Section 9(c) hereof.”

nonhesmow1868

““Reserve Amount” shall mean all cash and other amounts on deposit in the Reserve Account.”

(c) Section 4(e) of the Repurchase Agreement is hereby amended and restated in its entirety as follows:

“(e) Any cash transferred to Adminstrative Agent pursuant to Section 4(b) above may be either credited to the Repurchase Price of the related Transactions, or, at Adminstrative Agent’s option, may be placed in the Reserve Account until such time that Administrative Agent determines, in its sole good faith discretion and consistent with market practice, that the Margin Deficit has been eliminated, and following elimination of the Margin Deficit Administrative Agent shall deposit the remaining portion of the cash transfer in excess of the Minimum Reserve Amount, if any, into the Haircut Account.”

(d) Section 8(a)(xvii) of the Repurchase Agreement is hereby amended and restated in its entirety and section 8(a)(xviii) is added to as follows:

“(xvii) the Reserve Amount and the Reserve Account; and

(xviii) any other property , rights title or interests as are specified on a Mortgage Loan Schedule and/or Transaction Request and/or in the TIAA Bank Warehouse Electronic System.”

(e) Section 9(c) of the Repurchase Agreement is amended and restated in its entirety as follows:

“(c) Reserve Account. Seller shall establish and maintain a Reserve Account, in the form of a deposit account. Administrative Agent shall have exclusive withdrawal rights from such Reserve Account. The Reserve Account shall be established with Administrative Agent. Seller shall deposit an amount equal to the Minimum Reserve Amount or other amount determined in good faith by Administrative Agent consistent with market practice. Funds deposited in the Reserve Account may be transferred as set forth herein. Any interest or other earnings on the investment of funds held in the Reserve Account shall be deposited in the Reserve Account, subject to withdrawal pursuant hereto. The Reserve Amount shall be held as cash margin and collateral for all Obligations under this Agreement. Without limiting the generality of the foregoing, in the event that a Margin Call or other deficiency exists, Administrative Agent shall be entitled to use any or all of the Reserve Amount to cure such circumstances or otherwise exercise remedies available to Buyers with prior written notice to Seller.”

(f) Section 12 of the Repurchase Agreement is hereby amended to add Section 12(bb) to the end thereof as follows:
“(bb) Minimum Reserve Amount. Seller shall at all times maintain the Minimum Reserve Amount in the Reserve Account or such other amount determined by Administrative Agent in good faith at any time and from time to time consistent with market practice. In the event Administrative Agent determines that a Margin Deficit or other deficiency exists, the Administrative Agent shall provide Seller prior written nonhesmow1868

notice of such Margin Deficit or deficiency, and Seller shall deposit sufficient funds in the Reserve Account to satisfy the Minimum Reserve Amount, Margin Deficit or other deficiency in accordance with the timing requirements for Margin Deadlines in Section 4(c). The Administrative Agent shall have the right, but not the obligation, at any time and from time to time to transfer funds from the Inbound Account or the Haircut Account to the Reserve Account to maintain the Minimum Reserve Amount if Seller fails to deposit funds to satisfy the Minimum Reserve Amount within the timing requirments for Margin Deadlines in Section 4(c) after the Administrative Agent provides written notice to Seller of any shortfall.”

(g) Section 12(r) of the Repurchase Agreement is amended, and the Repurchase Agreement, as amended is restated in its entirety as follows:
“(r)     Restricted Payments. At any time an Event of Default has occurred and is continuing or would result therefrom, Seller shall not pay, make, declare or incur any liability to pay, make, declare or incur any dividends or other distribution, direct or indirect, on or on account of any shares of its stock (or equivalent equity interest) or any redemption or other acquisition, direct or indirect, of any shares of its stock (or equivalent equity interest) or of any warrants, rights or other options to purchase any shares of its stock (or equivalent equity interest), nor purchase, acquire, redeem or retire any stock (or equivalent equity interest) in itself whether now or hereafter outstanding, nor violate any applicable Subordination Agreement, except that, notwithstanding the foregoing, the Seller shall be permitted at all times to make Tax Distributions, so long as an Event of Default would not result therefrom.”

SECTION 1.Defined Terms. Any terms capitalized and not otherwise defined herein should have the respective meanings set forth in the Agreement.
SECTION 2.Fees. The Seller agrees to pay when billed by the Administrative Agent, (a) Buyers’ legal fees in connection with the preparation, negotiation and consummation of this Third Amendment, and (b) the Warehouse Fees as and when required hereunder. There are no other fees payable in connection herewith.
SECTION 4.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 5.Limited Affect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Third Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
SECTION 6.Representations. In order to induce Buyers to execute and deliver this Third Amendment, each Seller hereby represents to Buyers that as of the date hereof, except as otherwise expressly waived by Buyers in writing, such Seller is in full compliance with all of the terms and conditions of the Agreement including without limitation, all of the representations nonhesmow1868

and warranties and all of the affirmative and negative covenants, and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 7.Amendments. None of the terms or provisions of this Third Amendment may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Administrative Agent, Seller and each Buyer.
SECTION 8.Governing Law. This Third Amendment and any claim, controversy or dispute arising under or related to or in connection with this Third Amendment, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall govern.
SECTION 9.Counterparts. This Third Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement. This Third Amendment, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this Third Amendment shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense. The parties agree that this Third Amendment and any addendum or amendment hereto may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, the UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature

[Remainder of page intentionally left blank]

nonhesmow1868

IN WITNESS WHEREOF, Seller, Administrative Agent and the Buyers have caused their names to be signed hereto by their respective officers thereunto duly authorized, as of the date first above written.

TIAA, FSB, as Administrative Agent and as a Buyer
By:
Name: Kate Walton
Title: Vice President
SIGNATURE BANK, as a Buyer
By:
Name:
Title:
LOANDEPOT.COM, LLC, as Seller
By:
Name:
Title:

Signature Page to the Third Amendment to Amended and Restated Pricing Letter – loanDepot.com

SCHEDULE 1
WAREHOUSE FEES
[xxxx].
[xxxx].

Sch. 1-1

EXHIBIT A
COMPLIANCE CERTIFICATE
[xxxx]
Exhibit A-1